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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 13, 2024
INDIE SEMICONDUCTOR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40481	88-1735159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Journey Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 608-0854
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	INDI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

The Board of Directors of indie Semiconductor, Inc. (the “Company”) previously approved amending the 2021 Omnibus Equity Incentive Plan (the “2021 Plan”), subject to stockholder approval. As disclosed in Item 5.07 of this Form 8-K, at the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”), the Company’s stockholders approved the amendments to the 2021 Plan. Among other things, the 2021 Plan amendments increased the number of shares of the Company’s Class A common stock available for award grants under the 2021 Plan by 7,000,000 shares and eliminated the liberal share counting feature previously included in the 2021 Plan.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 13, 2024. At the Annual Meeting, the stockholders of the Company voted on five proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 25, 2024 (“Proxy Statement”). The voting results for each of these proposals are detailed below.

(i)     The stockholders elected each of the following two directors to serve as Class III directors of the Board for a term expiring at the 2027 annual meeting of stockholders and until their respective successors are elected and qualified, by the vote set forth below:

Nominee	For	Withhold	Broker Non-Votes
David Aldrich	83,073,660	36,069,089	23,686,204
Donald McClymont	101,647,353	18,105,526	23,076,074

(ii)     The stockholders voted, on an advisory basis, in favor of one year as the frequency of future advisory votes on the compensation of the Company’s named executive officers, by the vote set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
118,502,889	173,092	704,281	382,040	23,066,651

In accordance with the stockholders’ preference, the Company intends to hold a non-binding advisory vote on named executive officers’ compensation every year.

(iii)    The stockholders voted, on an advisory basis, in favor of the named executive officers’ compensation as disclosed in the Proxy Statement, by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
115,060,767	4,106,964	594,569	23,066,653

(iv) The stockholders approved an amendment to the 2021 Plan to increase the number of shares of Class A common stock reserved for issuance thereunder by 7,000,000 shares, by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
89,682,124	29,354,210	725,968	23,066,651

(v)     The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
142,208,120	231,849	388,984	–
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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIE SEMICONDUCTOR, INC.

June 14, 2024	By:	/s/ Audrey Wong
		Name:	Audrey Wong
		Title:	Chief Legal Officer and Secretary
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